EXHIBIT 10.3

                        PATAPSCO VALLEY BANCSHARES, INC.
                           DIRECTOR STOCK OPTION PLAN



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                        PATAPSCO VALLEY BANCSHARES, INC.
                          DIRECTOR'S STOCK OPTION PLAN


                                   SECTION ONE
                                   DEFINITIONS

     As used herein:

     1. The word "Corporation" means Patapsco Valley Bancshares, Inc., a Maryland corporation.

     2. The word "Plan" means the Patapsco Valley Bancshares, Inc. Director's Stock Option Plan, as herein set forth.

     3. The word "Directors" means those individuals who are non-employee members of the Board of Directors of the Corporation.

     4. The word "Optionee" means a Director holding a stock option under the Plan.


                                   SECTION TWO
                                    PURPOSES

     The purposes of the Plan are:

     1. To encourage the sense of proprietorship on the part of Directors;

     2. To recognize past valuable services of such Directors;

     3. To furnish such Directors with further incentive to develop and promote the business and financial success of the Corporation;

     4. To induce such Directors to continue in the service of the Corporation, by providing a means whereby such Directors of the Corporation may be given an opportunity to purchase stock in the Corporation.


                                  SECTION THREE
                                 ADMINISTRATION

     1. The Plan shall be administered by the President of the Corporation. Options to purchase seven thousand (7,000) shares of the common stock of the Corporation shall be granted each year during the first three years of the Plan. Each Director shall receive equal treatment with respect to the option grants.

     2. Subject to the express provisions of the Plan, the President of the Corporation shall also have the power and authority to construe and interpret the Plan and the respective option agreements


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entered  into  thereunder,  and to make all other  determinations  necessary  or advisable for administering the Plan.

                                  SECTION FOUR
                                   ELIGIBILITY

     Options may be granted only to Directors.


                                  SECTION FIVE
                             SHARES SUBJECT TO PLAN

     The stock to be sold pursuant to options granted under this Plan shall be authorized but unissued shares of the common stock of the Corporation. Subject to adjustment made in accordance with Section Thirteen hereof, the total number of shares which may be issued under this Plan shall not exceed twenty-one thousand (21,000) shares. In the event any unexercised options lapse or terminate for any reason, the shares covered thereby may be optioned to other persons, and such lapsed or terminated options shall not be considered in computing the total number of shares optioned.


                                   SECTION SIX
                                  OPTION PRICE

     The purchase price of the shares under each option granted pursuant to the Plan shall be not less than one hundred percent (100%) of the fair market value of the stock on the date such option is granted. If the stock is listed or has trading privileges on a national securities exchange, the fair market value shall be the mean between the high and low selling prices on the date of the granting of such option, or if there are no sales on that date, the mean between the high and low selling prices on the last day prior thereto on which sales were made. If the stock is not listed on any exchange, the fair market value of the stock on the date such option is granted shall be determined by the President of the Corporation, but at no time shall the option price be less than the book value per share on the date the option is issued.


                                  SECTION SEVEN
                              DURATION OF OPTIONS

     Each option granted hereunder shall expire on the 10th anniversary of the date the option was granted, unless sooner terminated under the provisions of Section Eight hereof.


                                  SECTION EIGHT
                             TERMINATION OF OPTIONS

     1. In the event of termination as a Director for any cause, other than death or mandatory retirement because of age, each option granted such Optionee shall terminate immediately prior to such termination.


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     2. Each option granted an Optionee shall terminate  twelve (12) months from the date of such Optionee's death, provided such Optionee at the time of his death was a Director of the Corporation.


                                  SECTION NINE
                               EXERCISE OF OPTIONS

     1. Subject to the terms and conditions of the Plan, options shall be exercised by written notice to the President of the Corporation, at the Corporation's principal office, 8593 Baltimore National Pike, Ellicott City, Maryland, 21043, as provided in the option agreements entered into hereunder.

     2. An Optionee may exercise his options immediately upon receipt thereof.

     3. An option may be exercised either at one time as to the total number of shares covered thereby, or from time to time as to any portion thereof in units of one hundred (100) shares or multiples thereof.

     4. On the exercise of an option, a certificate or certificates evidencing the shares as to which the option is exercised shall be delivered to the person exercising the option.

     5. Subject to the limitations imposed by Sections Seven and Eight hereof, in the event of the death of an Optionee, the option or options theretofore granted to him may be exercised by the legal representatives of the estate of the Optionee or by the person or persons to whom his rights under the option or options shall pass by will or the laws of descent and distribution.


                                   SECTION TEN
                                     PAYMENT

     Payment of the purchase price for shares purchased under options granted under the Plan may be made in cash, by check made payable to the order of the Corporation, with shares of the Corporation to the extent of the fair market value of such shares, or a combination thereof, at the time of the exercise of the option in the manner provided in Section Nine hereof.


                                 SECTION ELEVEN
                          NONTRANSFERABILITY OF OPTIONS

     An option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee, may be exercised only by him.




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                                 SECTION TWELVE
                        PURCHASE OF SHARES FOR INVESTMENT

     Each Optionee and each other person who shall exercise an option shall represent and agree that all shares purchased pursuant to such option will be purchased for investment and not for distribution or resale thereof.


                                SECTION THIRTEEN
                              ADJUSTMENT OF SHARES

     In the event of a merger, consolidation, reorganization, recapitalization, reclassification of stock, stock dividend, split-up, or other change in the corporate structure or capitalization of the Corporation affecting the Corporation's common stock as presently constituted, appropriate adjustments shall be made by the President of the Corporation in the aggregate number and kind of shares subject to the Plan, the maximum number and kind of shares for which options may be granted in any calendar year, the maximum number and kind of shares for which options may be granted to any one Director, and the number and kind of shares and the price per share subject to outstanding options.


                                SECTION FOURTEEN
                     REGISTRATION OR QUALIFICATION OF SHARES

     Each option shall be subject to the condition that, if at any time the President of the Corporation shall determine in his discretion that the registration or qualification of the shares covered thereby under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the delivery of shares on the exercise thereof, no such option may be granted or, if granted, delivery of shares on the exercise thereof shall be deferred, until such registration or qualification shall have been effected. In the event the President determines that registration or qualification of shares is necessary or desirable, the Corporation shall, at its expense, take such action as may be required to effect such registration or qualification.


                                 SECTION FIFTEEN
                                 FORM OF OPTION

     The form of option to be granted pursuant to the Plan shall be approved by the President of the Corporation.


                                 SECTION SIXTEEN
                  SUSPENSION, AMENDMENT, OR TERMINATION OF PLAN

     Unless the Plan shall theretofore have been terminated by a simple majority of the Board of Directors of the Corporation, the Plan shall terminate on February 25, 2008. A simple majority of the Board of Directors of the Corporation shall have the right, at any time, to suspend, amend, or terminate the Plan; provided, however, that unless duly approved by the holders of a majority of the common stock


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of the  Corporation no amendment  shall increase the total number of shares that shall be the subject of the Plan or change the formula for determining the purchase price for the optioned shares, and provided further that no termination of the Plan or action by a simple majority of the Board of Directors in amending or suspending the Plan shall affect or impair the rights of an optionee under any option previously granted under the Plan.

     No option may be granted under the Plan during any suspension thereof or after the termination thereof.


                                SECTION SEVENTEEN
                             EFFECTIVE DATE OF PLAN

     This Plan shall be submitted to the shareholders of the Corporation at the annual meeting to be held on the 21st day of April, 1998, and shall become operative and effective on its adoption by the shareholders of the Corporation at such meeting.


ATTEST:                                      PATAPSCO VALLEY BANCSHARES, INC.


/s/ Edwin B. McKee                           By /s/ Howard E. Harrison, III
------------------------------------           ---------------------------------
                                                Chairman of the Board
                                                of Directors


                         APPROVAL BY BOARD OF DIRECTORS
                         ------------------------------

     The Board of Directors of Patapsco Valley Bancshares, Inc. duly approved the within Director's Stock Option Plan on February 25, 1998, subject to the further approval of the shareholders of Patapsco Valley Bancshares, Inc.


                                                 /s/ Edwin B. McKee
                                                 -------------------------------
                                                 Secretary of the
                                                 Board of Directors


                            APPROVAL OF SHAREHOLDERS
                            ------------------------

     The Shareholders of Patapsco Valley Bancshares, Inc., after due notice, duly approved the within Director's Stock Option Plan on April 21, 1998, at the annual meeting.


                                                 /s/ Edwin B. McKee
                                                 -------------------------------
                                                 Secretary of Shareholders
                                                 Meeting


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